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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D. C.  20549


                                      FORM 8-K
                                   CURRENT REPORT

       PURSUANT  TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JANUARY 25, 1999
                  Date of report (Date of earliest event reported)

                                   ANALOGY, INC.
               (Exact name of registrant as specified in its charter)





             OREGON                     0-27752                 93-0892014
  (State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation or                                  Identification No.)
         organization)


                                9205 SW GEMINI DRIVE
                              BEAVERTON, OREGON  97008
               (Address of principal executive offices and zip code)

                                   503-626-9700
                (Registrant's telephone number including area code)


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ITEM 5.   OTHER EVENTS

On January 25, 1999 Analogy, Inc. (the "Company") issued a press release containing information about the Company's financial results for the quarter ended December 31, 1998. The press release is included herein as Exhibit 99.1




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99.1   Press Release



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 27, 1999


                                        ANALOGY, INC.


                                         By: /s/ GARY P. ARNOLD
                                            -------------------
                                         Gary P. Arnold
                                         Chairman of the Board, President
                                         and Chief Executive Officer


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